AMENDMENT NO. 1
                                       to
                                CREDIT AGREEMENT

                          Dated as of February 2, 1999


     THIS AMENDMENT NO. 1 ("Amendment") dated as of February 2, 1999, among FAIRFIELD RECEIVABLES CORPORATION (as Borrower), EAGLEFUNDING CAPITAL CORPORATION, FAIRFIELD ACCEPTANCE CORPORATION - NEVADA (f/k/a FAIRFIELD ACCEPTANCE CORPORATION (as Servicer), FAIRFIELD COMMUNITIES, INC., BANCBOSTON ROBERTSON STEPHENS INC. (f/k/a BANCBOSTON SECURITIES INC.) (as Deal Agent) and BANKBOSTON, N.A. (as Collateral Agent). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the "Agreement" referred to below.

         Each of the parties hereto has consented to the proposed amendment to the Agreement, as hereinafter set forth.

         SECTION 1. Amendment to the Agreement.  The Agreement is,  effective as
                    --------------------------
of the date first written above and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof hereby amended as follows:

         a) In Appendix A to the Credit Agreement, to add the definition of Weighted Average Seasoning:

     "Weighted Average Seasoning" means, with respect to any Determination Date,
      --------------------------
the  fraction  (stated as a number of months)  equal to

      (i) the sum, across  all  Pledged   Contracts,  of the product of (x) the
          number of [whole calendar] months which have elapsed since the origination of each such Pledged Contract and (y) the Principal Balance of such Pledged Contract then in effect,

         divided by

     (ii) the sum of the Principal Balances then in effect of all such Pledged Contracts.

         b) In Section 10.01 (n) to delete such section in its entirety and to replace it with the following:

         If, as of any Determination Date, either (i) the Weighted Average Seasoning of Pledged Contracts is less than or equal to 30 months, and the fraction (stated as a percentage) of the sum of Default Percentages for the three most recently concluded Calculation Periods divided by three exceeds [2.25%] or (ii) the Weighted Average Seasoning of Pledged Contracts is greater than 30 months, and the fraction (stated as a percentage) of the sum of Default Percentages for the three most recently concluded Calculation Periods divided by three exceeds [1.75%].

          SECTION 2. Conditions Precedent. This Amendment shall become effective
                     --------------------
     as of February 4, 1999 upon receipt by the Deal Agent or its counsel of

          (a) counterpart signature pages of this Amendment, executed by each of the parties hereto;

          (b) written confirmation from each of the rating agencies then rating the Commercial Paper notes at the request of the Borrower and the Administrator that the rating of the Commercial Paper Notes would not, as a result of the effectiveness of this Amendment, be reduced or withdrawn).

          SECTION 3. Covenants, Representations and Warranties of the Borrower.
                     ---------------------------------------------------------

         (a) Upon the effectiveness of this Amendment, the Borrower hereby (i) reaffirms all covenants, representations and warranties made by it in the Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Event of Default which has not been waived or cured, or event which with the giving of notice or the passage of time or both would constitute an Event of Default which has not been waived or cured, is in effect or is continuing.

         (b) The Borrower hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 4. Reference to and Effect on the Credit Agreement
                     -----------------------------------------------

         (a) Upon the effectiveness of this Amendment, (i) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby, and
(ii) each reference to the Agreement in any other Facility Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Agreement as amended hereby.

         (b) Except as specifically amended above, the terms and conditions of the Agreement, of all other Facility Documents and of any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

        (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of EagleFunding, the Deal Agent or the Collateral Agent under the Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

     SECTION 5. Execution in Counterparts. This Amendment may be executed in any
                -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed
                -------------
in accordance with the laws of the State of New York.

     SECTION 7. Headings. Section headings in this Amendment are included herein
                --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                               EAGLEFUNDING CAPITAL CORPORATION

                               By: BancBoston Roberton Stephens Inc. (formerly known as BancBoston Securities Inc.),

                                     as its attorney-in-fact

                               By:  /s/Amy S. Roberts
                                  ---------------------------------------
                               Title:  Director
                                     ------------------------------------


                               The Collateral Agent
                               --------------------

                                BANKBOSTON, N.A. (formerly known as
                                The First National Bank of Boston)

                                By:  /s/Amy S. Roberts
                                    -------------------------------------
                                Title:  Director
                                      -----------------------------------

                                       The Borrower
                                       ------------

                                       FAIRFIELD RECEIVABLES CORPORATION

                                       By: /s/ Ralph E. Turner
                                          ---------------------------------
                                       Title:  President
                                              -----------------------------


                                       The Servicer
                                       ------------

                                       FAIRFIELD ACCEPTANCE CORPORATION-
                                       NEVADA (f/k/a FAIRFIELD ACCEPTANCE
                                       CORPORATION)

                                       By:  /s/ Ralph E. Turner
                                          --------------------------------
                                       Title:  President
                                             -----------------------------


                                       FAIRFIELD COMMUNITIES, INC.

                                       By:  /s/ Robert W. Howeth
                                          --------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------